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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2004

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                  1-9973                 36-3352497
  (State or Other Jurisdiction     (Commission             (IRS Employer
        of Incorporation)          File Number)           Identification No.)


        1400 Toastmaster Drive, Elgin, Illinois              60120
          (Address of Principal Executive Offices)         (Zip Code)


                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

     On December 23, 2004, The Middleby Corporation (the "Company") issued a press release announcing that it had repurchased 1,808,774 shares of its common stock and 271,000 options from William F. Whitman, Jr., the Chairman of the Company's board of directors ("WFW, Jr."), members of his family and trusts controlled by his family (collectively, the "Whitmans") pursuant to the terms of a Stock Repurchase Agreement, dated December 23, 2004, by and among the Company and the Whitmans. The Company also announced that WFW, Jr. retired from his position as Chairman and Selim A. Bassoul, the Company's President and Chief Executive Officer, assumed the additional post of Chairman. A copy of the press release, attached hereto as Exhibit 99, is being furnished pursuant to Regulation FD and is incorporated by reference herein.


Item 9.01.     Financial Statements and Exhibits.

               (c)   Exhibits.

Exhibit No.    Description
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Exhibit 99     Press Release issued by The Middleby Corporation on December 23,
               2004.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE MIDDLEBY CORPORATION


Dated: December 23, 2004                 By: /s/ Timothy J. FitzGerald
                                             -----------------------------------
                                             Timothy J. FitzGerald
                                             Vice President and Chief Financial
                                             Officer



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Exhibit No.    Description
-----------    -----------------------------------------------------------------

Exhibit 99     Press Release issued by The Middleby Corporation on December 23,
               2004.